AMENDMENT NO. 1
                                       to
                              Amended and Restated
                            Administration Agreement

         This AMENDMENT NO. 1 (this "Amendment") to the Amended and Restated Administration Agreement, dated as of July 1, 2008 (the "Agreement"), is made as of this 1st day of January, 2009 by and between each Trust listed on Appendix A hereto (each, a "Trust"), each a Delaware statutory trust, and Pioneer Investment Management, Inc., a Delaware corporation (the "Administrator").

         WHEREAS, pursuant to the Agreement, each Trust has engaged the Administrator to provide certain administrative services to the Trust with respect to the series of the Trust designated on Appendix A hereto (each, a "Fund"); and

         WHEREAS, the Agreement provides that the fees payable to the Administrator thereunder will be reviewed from time to time; and

         WHEREAS, each Trust and the Administrator acknowledge that the costs to the Administrator for providing the services under the Agreement during the past year exceeded the compensation provided in the Agreement; and

         WHEREAS, each Trust and the Administrator desire to amend the Agreement to increase the amounts payable by the Funds for services provided by the Administrator under the Agreement during the period from January 1, 2008 through December 31, 2008 and to provide for the reimbursement from and after January 1, 2009 of the Administrator's costs for services provided under the Agreement;

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. Each Trust and the Administrator hereby agree that the compensation payable by each Fund to the Administrator for its services performed under the Agreement during the period from January 1, 2008 through December 31, 2008 shall be computed daily at an annual rate equal to 0.0275% of the Fund's average daily net assets (or the Fund's average daily managed assets if so set forth on Appendix A hereto), provided that such rate shall be 0.0225% in the case of those Funds indicated on Appendix A as being provided certain accounting services by a third party. The difference between compensation actually paid by each Fund to the Administrator during 2008 under the Agreement and the compensation payable by the Fund in accordance with this Section 1 shall be paid by the Fund to the Administrator promptly following execution of this Amendment.

         2. Each Trust and the Administrator hereby agree that, effective January 1, 2009, Section 7(a) of the Agreement is deleted in its entirety and replaced with the following:

                  7. (a)(i) As compensation for the services performed by the Administrator under this Agreement, each Fund shall reimburse the Administrator its pro rata share, based on the Fund's average daily net assets (or the Fund's average daily managed assets if so set forth on Appendix A hereto), of the Administrator's costs of providing the services hereunder, provided that the costs attributed to those Funds indicated on Appendix A as being provided certain accounting services by a third party shall be reduced accordingly. In determining the Administrator's costs of providing services hereunder, personnel-related costs associated with the Administrator's legal, compliance and fund accounting, administration and controllership ("FAACS") services shall be allocated in accordance with prescribed allocation percentages reviewed by the Board from time to time. On a quarterly basis, the Administrator will provide the Board with information comparing the Administrator's actual costs of providing services hereunder and the budgeted amount of such costs to the Funds.

                  (ii) The Administrator and each Fund agree that the Administrator and the Board will review at least annually a budget as to the costs relating to the provision of services by the Administrator hereunder, which budget shall include the allocation percentages applicable to personnel-related costs associated with the Administrator's legal, compliance and FAACS services. Such budgeted costs and/or such allocation percentages also will be reviewed at other times should the budgeted costs or the circumstances affecting the allocation percentages, as the case may be, change materially. In connection with each review, the Administrator will provide the Board with such information as the Board may reasonably request.

                  (iii) Each Fund shall pay amounts due from it hereunder as promptly as possible after the last day of each month. If this Agreement is terminated with respect to any Fund as of any date not the last day of the month, such Fund shall pay amounts due from it hereunder as promptly as possible after such date of termination.

         3. Each Trust and the Administrator hereby agree Appendix A to the Agreement is deleted in its entirety and replaced with Appendix A attached to this Amendment.

         4. The Agreement, as amended by this Agreement, remains in full force and effect. This Amendment is limited to the express subject matter hereof and does not otherwise amend or affect the obligations of the parties under the Agreement. Capitalized terms which are used herein without definition shall have the same meanings herein as in the Agreement.

         5. This Amendment shall be construed and the provisions hereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

         6. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                           [signature pages to follow]

         IN WITNESS WHEREOF, the parties thereto have caused this Amendment to be executed by their officers thereunto duly authorized.


                                THE PIONEER TRUSTS LISTED ON
                                APPENDIX A

                                By:    /s/ Daniel K. Kingsbury
                                ------------------------------
                                Name:  Daniel K. Kingsbury
                                Title: Executive Vice President


                                PIONEER INVESTMENT MANAGEMENT, INC.

                                By:    /s/ Mark D. Goodwin
                                --------------------------
                                Name:  Mark D. Goodwin
                                Title: Executive Vice President and
                                         Chief Operating Officer

                                                                   4

                                                                                                          Appendix A

(Updated as of May 15, 2009)

---------------------------------- -------------------------------- -------------------------------------------------

Trust                              Fund                             Effective Date/Initial Term Date
---------------------------------- -------------------------------- -------------------------------------------------
---------------------------------- -------------------------------- -------------------------------------------------

Pioneer Bond Fund                  Pioneer Bond Fund                Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
---------------------------------- -------------------------------- -------------------------------------------------
---------------------------------- -------------------------------- -------------------------------------------------

Pioneer Emerging Markets Fund      Pioneer Emerging Markets Fund    Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
---------------------------------- -------------------------------- -------------------------------------------------
---------------------------------- -------------------------------- -------------------------------------------------

Pioneer Equity Income Fund         Pioneer Equity Income Fund       Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
---------------------------------- -------------------------------- -------------------------------------------------
---------------------------------- -------------------------------- -------------------------------------------------

Pioneer Equity Opportunity Fund    Pioneer Equity Opportunity Fund  Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
---------------------------------- -------------------------------- -------------------------------------------------
---------------------------------- -------------------------------- -------------------------------------------------

Pioneer Fund                       Pioneer Fund                     Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
---------------------------------- -------------------------------- -------------------------------------------------
---------------------------------- -------------------------------- -------------------------------------------------

Pioneer Fundamental Growth Fund    Pioneer Fundamental Growth       Effective Date: July 1, 2008
                                   Fund

                                                                    Initial Term: July 1, 2008-December 31, 2009
---------------------------------- -------------------------------- -------------------------------------------------
---------------------------------- -------------------------------- -------------------------------------------------

Pioneer High Yield Fund            Pioneer High Yield Fund          Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
---------------------------------- -------------------------------- -------------------------------------------------





------------------------------- -------------------------------------------------------------------------------------

Pioneer Ibbotson Asset
Allocation Series





------------------------------- -------------------------------------------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Ibbotson Aggressive         Effective Date: July 1, 2008
                                Allocation Fund*

                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Ibbotson Conservative       Effective Date: July 1, 2008
                                Allocation Fund*

                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Ibbotson Growth             Effective Date: July 1, 2008
                                Allocation Fund*

                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Ibbotson Moderate           Effective Date: July 1, 2008
                                Allocation Fund*

                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

Pioneer Independence Fund       Pioneer Independence Fund           Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

Pioneer International Equity    Pioneer International Equity Fund   Effective Date: July 1, 2008
Fund

                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

Pioneer Mid Cap Growth Fund     Pioneer Mid Cap Growth Fund         Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

Pioneer Mid Cap Value Fund      Pioneer Mid Cap Value Fund          Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

Pioneer Money Market Trust      Pioneer Cash Reserves Fund          Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------

*Certain accounting services provided by a third party.





------------------------------- -------------------------------------------------------------------------------------

Pioneer Protected Principal
Trust
------------------------------- -------------------------------------------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Protected Principal Plus    Effective Date: July 1, 2008
                                Fund

                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Protected Principal Plus    Effective Date: July 1, 2008
                                Fund II

                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

Pioneer Real Estate Shares      Pioneer Real Estate Shares          Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

Pioneer Research Fund           Pioneer Research Fund               Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

Pioneer Select Growth Fund      Pioneer Select Growth Fund          Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- -------------------------------------------------------------------------------------

Pioneer Series Trust I
------------------------------- -------------------------------------------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Oak Ridge Large Cap         Effective Date: July 1, 2008
                                Growth Fund

                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Oak Ridge Small Cap         Effective Date: July 1, 2008
                                Growth Fund

                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------
                                Pioneer Growth Fund
                                                                    Effective Date: May 15, 2009


                                                                    Initial Term: May 15, 2009-December 31, 2010
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------
                          Pioneer Intermediate Tax Free
                                Income Fund                         Effective Date: May 15, 2009


                                                                    Initial Term: May 15, 2009-December 31, 2010
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------
                       Pioneer Select Mid Cap Growth Fund
                                                                    Effective Date: May 15, 2009


                                                                    Initial Term: May 15, 2009-December 31, 2010
------------------------------- ----------------------------------- -------------------------------------------------





------------------------------- -------------------------------------------------------------------------------------

Pioneer Series Trust II
------------------------------- -------------------------------------------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer AmPac Growth Fund           Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer AMT-Free CA Municipal Fund  Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer AMT-Free Municipal Fund     Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Growth Leaders Fund         Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Growth Opportunities Fund   Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Small and Mid Cap Growth    Effective Date: July 1, 2008
                                Fund

                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Tax Free Money Market Fund  Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

Pioneer Series Trust III        Pioneer Cullen Value Fund           Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------





------------------------------- -------------------------------------------------------------------------------------

Pioneer Series Trust IV
------------------------------- -------------------------------------------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Classic Balanced Fund       Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Government Income Fund      Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Institutional Money         Effective Date: July 1, 2008
                                Market Fund

                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Treasury Reserves Fund      Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- -------------------------------------------------------------------------------------

Pioneer Series Trust V
------------------------------- -------------------------------------------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Global Select Equity Fund   Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer High Income Municipal Fund  Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Oak Ridge All Cap Growth    Effective Date: July 1, 2008
                                Fund

                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Select Research Growth      Effective Date: July 1, 2008
                                Fund

                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Select Research Value Fund  Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------





------------------------------- ----------------------------------- -------------------------------------------------

Pioneer Series Trust VI         Pioneer Floating Rate Fund          Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- -------------------------------------------------------------------------------------

Pioneer Series Trust VII
------------------------------- -------------------------------------------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Global High Yield Fund      Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Global Diversified Equity   Effective Date: July 1, 2008
                                Fund

                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Global Aggregate Bond Fund  Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

Pioneer Series Trust VIII       Pioneer International Value Fund    Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

Pioneer Series Trust IX         Pioneer Europe Select Equity Fund   Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

Pioneer Short Term Income Fund  Pioneer Short Term Income Fund      Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

Pioneer Small Cap Value Fund    Pioneer Small Cap Value Fund        Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

Pioneer Strategic Income Fund   Pioneer Strategic Income Fund       Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

Pioneer Tax Free Income Fund    Pioneer Tax Free Income Fund        Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

Pioneer Value Fund              Pioneer Value Fund                  Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- -------------------------------------------------------------------------------------

Pioneer Variable Contracts
Trust
------------------------------- -------------------------------------------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Bond VCT Portfolio          Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Cullen Value VCT Portfolio  Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Emerging Markets VCT        Effective Date: July 1, 2008
                                Portfolio

                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Equity Income VCT           Effective Date: July 1, 2008
                                Portfolio

                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Fund VCT Portfolio          Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Global High Yield VCT       Effective Date: July 1, 2008
                                Portfolio

                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Growth Opportunities VCT    Effective Date: July 1, 2008
                                Portfolio

                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Independence VCT Portfolio  Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer High Yield VCT Portfolio    Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Ibbotson Aggressive         Effective Date: July 1, 2008
                                Allocation VCT Portfolio*

                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Ibbotson Growth             Effective Date: July 1, 2008
                                Allocation VCT Portfolio*

                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Ibbotson Moderate           Effective Date: July 1, 2008
                                Allocation VCT Portfolio*

                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer International Value VCT     Effective Date: July 1, 2008
                                Portfolio

                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Mid Cap Value VCT           Effective Date: July 1, 2008
                                Portfolio

                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Money Market VCT Portfolio  Effective Date: July 1, 2008


                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Oak Ridge Large Cap         Effective Date: July 1, 2008
                                Growth VCT Portfolio

                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Real Estate Shares VCT      Effective Date: July 1, 2008
                                Portfolio

                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Small Cap Value VCT         Effective Date: July 1, 2008
                                Portfolio

                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------
------------------------------- ----------------------------------- -------------------------------------------------

                                Pioneer Strategic Income VCT        Effective Date: July 1, 2008
                                Portfolio

                                                                    Initial Term: July 1, 2008-December 31, 2009
------------------------------- ----------------------------------- -------------------------------------------------

*Certain accounting services provided by a third party.
